                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  November 12, 2004


                               ISPAT INLAND, L.P.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                  333-116128-09                 52-2119872
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                          Identification Number)


                3210 Watling Street, East Chicago, Indiana 46312
               (Address of principal executive offices) (zip code)


       Registrants telephone numbers, including area code: (219) 399-1200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Release of Ispat Inland, L.P.'s Consolidated Financial Statements for the Quarter Ended September 30, 2004.

Item 9.01  Financial Statements, Pro forma Financial Information and Exhibits

Items (a) and (b) are inapplicable.

         (c)      Exhibits.

                  99.1 Ispat Inland, L.P. Consolidated Financial Statements for the Quarter ended September 30, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ISPAT INLAND, L.P.

                                     By: 9064-4816 Quebec, Inc., general partner

Date:  November 12, 2004                  By   /s/ Richard Leblanc
                                            --------------------------------
                                          Name:      Richard Leblanc
                                               -----------------------------
                                          Title:     President
                                                ----------------------------

                                  Exhibit Index

99.1 Ispat Inland, L.P.'s Consolidated Financial Statements for the Quarter ended September 30, 2004.